Exhibit 10.4

SECURITY AGREEMENT

This SECURITY AGREEMENT (this “Agreement”), dated as of August 13, 2010, is made by and among the Grantors listed on the signature pages hereof (collectively, jointly and severally, the “Grantors” and each, individually, a “Grantor”), and CCM Master Qualified Fund, Ltd. (the “Secured Party”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Senior Secured Note, dated as of August 13, 2010 (as amended, restated, supplemented, or otherwise modified from time to time, including all schedules thereto, collectively, the “Note”), executed by WORKSTREAM INC., a corporation existing pursuant to the Canada Business Corporations Act (“Parent”), in favor of the Secured Party, Parent has agreed to issue the Note to the Secured Party according to the terms and conditions set forth in the Note;

WHEREAS, each Grantor other than Parent is a direct or indirect wholly-owned subsidiary of Parent and will receive direct and substantial benefits from the issuance of the Note; and

WHEREAS, in order to induce the Secured Party to make the loan under the Note, Grantors have agreed to grant a continuing security interest in and to the Collateral in order to secure the prompt and complete payment, observance and performance of the Secured Obligations.

NOW, THEREFORE, for and in consideration of the recitals made above and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. All capitalized terms used herein (including in the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in the Note.  Any terms used in this Agreement that are defined in the Code shall be construed and defined as set forth in the Code unless otherwise defined herein or in the Note; provided, however, that if the Code is used to define any term used herein and if such term is defined differently in different Articles of the Code, the definition of such term contained in Article 9 of the Code shall govern. In addition to those terms defined elsewhere in this Agreement, as used in this Agreement, the following terms shall have the following meanings:

(a) “Account” means an account (as that term is defined in the Code).

(b) “Account Debtor” means an account debtor (as that term is defined in the Code).

(c) “Bankruptcy Code” means title 11 of the United States Code, as in effect from time to time.

(d) “Books” means books and records (including each Grantor’s Records indicating, summarizing, or evidencing each Grantor’s assets (including the Collateral) or liabilities, each Grantor’s Records relating to its business operations or financial condition, and each Grantor’s goods or General Intangibles related to such information).

(e) “Chattel Paper” means chattel paper (as that term is defined in the Code) and includes tangible chattel paper and electronic chattel paper.

(f) “Code” means the Illinois Uniform Commercial Code, as in effect from time to time; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, priority, or remedies with respect to the Secured Party’s Lien on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of Illinois, the term “Code” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies.

(g) “Collateral” has the meaning specified therefor in Section 2.

(h) “Commercial Tort Claims” means commercial tort claims (as that term is defined in the Code), and includes those commercial tort claims listed on Schedule 1 attached hereto.

(i) “Control Agreement” means a control agreement, in form and substance satisfactory to the Secured Party, executed and delivered by a Grantor, the Secured Party, and the applicable securities intermediary (with respect to a Securities Account) or bank (with respect to a Deposit Account).

(j) “Copyrights” means copyrights and copyright registrations, and also includes (i) the copyright registrations and recordings thereof and all applications in connection therewith listed on Schedule 2 attached hereto and made a part hereof, (ii) all reissues, continuations, extensions or renewals thereof, (iii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iv) the right to sue for past, present and future infringements and dilutions thereof, (v) the goodwill of each Grantor’s business symbolized by the foregoing or connected therewith, and (vi) all of each Grantor’s rights corresponding thereto throughout the world.

(k) “Copyright Security Agreement” means each Copyright Security Agreement among Grantors, or any of them, and the Secured Party, in substantially the form of Exhibit A attached hereto, pursuant to which Grantors have granted to the Secured Party a security interest in all their respective Copyrights.

(l) “Deposit Account” means a deposit account (as that term is defined in the Code).

(m) “Equipment” means equipment (as that term is defined in the Code).

(n) “Event of Default” has the meaning specified therefor in the Note.

(o) “Exchange Agreement” means that certain 2010 Exchange and Share Purchase Agreement, dated as of the date hereof, between Parent and the Secured Party.

(p) “General Intangibles” means general intangibles (as that term is defined in the Code) and, in any event, includes payment intangibles, contract rights, rights to payment, rights arising under common law, statutes, or regulations, choses or things in action, goodwill (including the goodwill associated with any Trademark, Patent, or Copyright), Patents, Trademarks, Copyrights, URLs and domain names, industrial designs, other industrial or Intellectual Property or rights therein or applications therefor, whether under license or otherwise, programs, programming materials, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, including Intellectual Property Licenses, infringement claims, computer programs, information contained on computer disks or tapes, software, literature, reports, catalogs, pension plan refunds, pension plan refund claims, insurance premium rebates, tax refunds, and tax refund claims, interests in a partnership or limited liability company which do not constitute a security under Article 8 of the Code, and any other personal property other than Commercial Tort Claims, money, Accounts, Chattel Paper, Deposit Accounts, goods, Investment Related Property, Negotiable Collateral, and oil, gas, or other minerals before extraction.

(q) “Governmental Authority” means any domestic or foreign federal, state, local, or other governmental or administrative body, instrumentality, board, department, or agency or any court, tribunal, administrative hearing body, arbitration panel, commission, or other similar dispute-resolving panel or body.

(r) “Grantor” and “Grantors” have the meanings specified therefor in the recitals to this Agreement.

(s) “Guaranties” means each Guaranty dated of even date herewith executed by Guarantors in favor of the Secured Party, together with any other guaranty or similar agreement now or hereafter executed by a Guarantor in favor of the Secured Party in connection with the Note or any of the other Transaction Documents.

(t) “Guarantor” means each Grantor, other than Parent, and each other Person that now or hereafter executes a Guaranty.

(u) “Insolvency Proceeding” means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code or under any other state or federal bankruptcy or insolvency law or any equivalent laws in any other jurisdiction, assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

(v) “Intellectual Property” means Patents, Copyrights, Trademarks, the goodwill associated with such Trademarks, trade secrets and customer lists, and Intellectual Property Licenses.

(w) “Intellectual Property Licenses” means rights under or interests in any patent, trademark, copyright or other intellectual property, including software license agreements with any other party, whether the applicable Grantor is a licensee or licensor under any such license agreement, including the license agreements listed on Schedule 3 attached hereto and made a part hereof.

(x) “Inventory” means inventory (as that term is defined in the Code).

(y) “Investment Related Property” means (i) investment property (as that term is defined in the Code), and (ii) all of the following (regardless of whether classified as investment property under the Code): all Pledged Interests, Pledged Operating Agreements, and Pledged Partnership Agreements.

(z) “Lien” has the meaning specified therefor in the Note.

(aa) “Negotiable Collateral” means letters of credit, letter-of-credit rights, instruments, promissory notes, drafts, and documents.

(bb) “New Subsidiary” has the meaning specified therefor in the Note.

(cc) “Note” has the meaning specified therefor in the recitals to this Agreement.

(dd) “Parent” has the meaning specified therefor in the recitals to this Agreement.

(ee) “Patents” means patents and patent applications, and also includes (i) the patents and patent applications listed on Schedule 4 attached hereto and made a part hereof, (ii) all renewals thereof, (iii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iv) the right to sue for past, present and future infringements and dilutions thereof, and (v) all of each Grantor’s rights corresponding thereto throughout the world.

(ff) “Patent Security Agreement” means each Patent Security Agreement among Grantors and the Secured Party in substantially the form of Exhibit B attached hereto, pursuant to which Grantors have granted to the Secured Party a security interest in all their respective Patents.

(gg) “Permitted Liens” has the meaning specified therefor in the Note.

(hh) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

(ii) “Pledged Companies” means, each Person listed on Schedule 5 hereto as a “Pledged Company”, together with each other Person all or a portion of whose Stock is acquired or otherwise owned by a Grantor after the date hereof.

(jj) “Pledged Interests” means all of each Grantor’s right, title and interest in and to all of the Stock now or hereafter owned by such Grantor, regardless of class or designation, including all substitutions therefor and replacements thereof, all proceeds thereof and all rights relating thereto, also including any certificates representing the Stock, the right to receive any certificates representing any of the Stock, all warrants, options, share appreciation rights and other rights, contractual or otherwise, in respect thereof, and the right to receive dividends, distributions of income, profits, surplus, or other compensation by way of income or liquidating distributions, in cash or in kind, and cash, instruments, and other property from time to time received, receivable, or otherwise distributed in respect of or in addition to, in substitution of, on account of, or in exchange for any or all of the foregoing.

(kk) “Pledged Operating Agreements” means all of each Grantor’s rights, powers, and remedies under the limited liability company operating agreements of each of the Pledged Companies that are limited liability companies.

(ll) “Pledged Partnership Agreements” means all of each Grantor’s rights, powers, and remedies under the partnership agreements of each of the Pledged Companies that are partnerships.

(mm) “PPSA” means the Personal Property Security Act (Ontario), as in effect from time to time.

(nn) “Proceeds” has the meaning specified therefor in Section 2.

(oo) “Real Property” means any estates or interests in real property now owned or hereafter acquired by any Grantor and the improvements thereto.

(pp) “Records” means information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form.

(qq) “Secured Obligations” mean all of the present and future payment and performance obligations of Grantors arising under this Agreement, the Note, the Guaranties, and the other Transaction Documents, including, without duplication, reasonable attorneys’ fees and expenses and any interest, fees, or expenses that accrue after the filing of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any Insolvency Proceeding.

(rr) “Securities Account” means a securities account (as that term is defined in the Code).

(ss) “Security Documents” means, collectively, this Agreement, each Copyright Security Agreement, each Patent Security Agreement, each Trademark Security Agreement, each Control Agreement, and each other security agreement, pledge agreement, assignment, mortgage, security deed, deed of trust, and other agreement or document executed and delivered by a Grantor as security for any of the Secured Obligations.

(tt) “Security Interest” has the meaning specified therefor in Section 2.

(uu) “Stock” means all shares, options, warrants, interests (including membership and partnership interests), participations, or other equivalents (regardless of how designated) of or in a Person, whether voting or nonvoting, including common stock, preferred stock, or any other “equity security” (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the United States Securities and Exchange Commission and any successor thereto under the Securities Exchange Act of 1934, as in effect from time to time).

(vv) “Supporting Obligations” means supporting obligations (as such term is defined in the Code).

(ww) “Trademarks” means trademarks, trade names, trademark applications, service marks, service mark applications, and also includes (i) the trade names, trademarks, trademark applications, service marks, and service mark applications listed on Schedule 6 attached hereto and made a part hereof, and (ii) all renewals thereof, (iii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iv) the right to sue for past, present and future infringements and dilutions thereof, (v) the goodwill of each Grantor’s business symbolized by the foregoing or connected therewith, and (vi) all of each Grantor’s rights corresponding thereto throughout the world.

(xx) “Trademark Security Agreement” means each Trademark Security Agreement among Grantors and the Secured Party in substantially the form of Exhibit C attached hereto, pursuant to which Grantors have granted to the Secured Party a security interest in all their respective Trademarks.

(yy) “Transaction Documents” means this Agreement, the Note, the Security Documents, the Guaranties and the Exchange Agreement.

(zz) “URL” means “uniform resource locator,” an internet web address.

2. Grant of Security.  Each Grantor hereby unconditionally grants, assigns, and pledges to the Secured Party, a continuing security interest (a “Security Interest”) in all assets of such Grantor (other than real property) whether now owned or hereafter acquired or arising and wherever located, including, without limitation, such Grantor’s right, title, and interest in and to the following, whether now owned or hereafter acquired or arising and wherever located (collectively, the “Collateral”):

(a) all of such Grantor’s Accounts;

(b) all of such Grantor’s Books;

(c) all of such Grantor’s Chattel Paper;

(d) all of such Grantor’s Deposit Accounts;

(e) all of such Grantor’s Equipment and fixtures;

(f) all of such Grantor’s General Intangibles;

(g) all of such Grantor’s Inventory;

(h) all of such Grantor’s Investment Related Property;

(i) all of such Grantor’s Negotiable Collateral;

(j) all of such Grantor’s rights in respect of Supporting Obligations;

(k) all of such Grantor’s Commercial Tort Claims;

(l) all of such Grantor’s money, cash, cash equivalents, or other assets of each such Grantor that now or hereafter come into the possession, custody, or control of the Secured Party;

(m) all of the proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance or Commercial Tort Claims covering or relating to any or all of the foregoing, and any and all Accounts, Books, Chattel Paper, Deposit Accounts, Equipment, General Intangibles, Inventory, Investment Related Property, Negotiable Collateral, Supporting Obligations, money, or other tangible or intangible property resulting from the sale, lease, license, exchange, collection, or other disposition of any of the foregoing, the proceeds of any award in condemnation with respect to any of the foregoing, any rebates or refunds, whether for taxes or otherwise, and all proceeds of any such proceeds, or any portion thereof or interest therein, and the proceeds thereof, and all proceeds of any loss of, damage to, or destruction of the above, whether insured or not insured, and, to the extent not otherwise included, any indemnity, warranty, or guaranty payable by reason of loss or damage to, or otherwise with respect to any of the foregoing (the “Proceeds”).  Without limiting the generality of the foregoing, the term "Proceeds" includes whatever is receivable or received when Investment Related Property or proceeds are sold, exchanged, collected, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes proceeds of any indemnity or guaranty payable to any Grantor or the Secured Party from time to time with respect to any of the Investment Related Property.

3. Security for Obligations.  This Agreement and the Security Interest created hereby secure the payment and performance of the Secured Obligations, whether now existing or arising hereafter.  Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to the Secured Party but for the fact that they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

4. Grantors Remain Liable.  Anything herein to the contrary notwithstanding, (a) each of the Grantors shall remain liable under the contracts and agreements included in the Collateral, including the Pledged Operating Agreements and the Pledged Partnership Agreements, to perform all of the duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Secured Party of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under such contracts and agreements included in the Collateral, and (c) the Secured Party shall not have any obligation or liability under such contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.  Until an Event of Default shall occur and be continuing, except as otherwise provided in this Agreement or any other Transaction Document, Grantors shall have the right to possession and enjoyment of the Collateral for the purpose of conducting the ordinary course of their respective businesses, subject to and upon the terms hereof and the other Transaction Documents.  Without limiting the generality of the foregoing, it is the intention of the parties hereto that record and beneficial ownership of the Pledged Interests, including all voting, consensual, and dividend rights, shall remain in the applicable Grantor until the occurrence of an Event of Default and until the Secured Party shall notify the applicable Grantor of the Secured Party’s exercise of voting, consensual, or dividend rights with respect to the Pledged Interests pursuant to Section 15 hereof.

5. Representations and Warranties.  Each Grantor hereby represents and warrants as follows:

(a) The exact legal name of each of the Grantors is set forth on the signature pages of this Agreement.

(b) Schedule 7 attached hereto sets forth (i) all Real Property owned or leased by Grantors, together with all other location of Collateral, as of the date hereof, and (ii) the chief executive office of each Grantor as of the date hereof.

(c) As of the date hereof, no Grantor has any interest in, or title to, any Copyrights, Intellectual Property Licenses, Patents, or Trademarks except as set forth on Schedules 2, 3, 4 and 6, respectively, attached hereto.  This Agreement is effective to create a valid and continuing Lien on such Copyrights, Intellectual Property Licenses, Patents and Trademarks and, upon filing of the Copyright Security Agreement with the United States Copyright Office and filing of the Patent Security Agreement and the Trademark Security Agreement with the United States Patent and Trademark Office, and the filing of appropriate financing statements in the jurisdictions listed on Schedule 8 hereto, all action necessary or desirable to protect and perfect the Security Interest in and to each Grantor’s Patents, Trademarks, or Copyrights has been taken and such perfected Security Interest is enforceable as such as against any and all creditors of and purchasers from any Grantor.  No Grantor has any interest in any Copyright that is material to the operation of such Grantor’s business, except for those Copyrights identified on Schedule 2 attached hereto which have been registered with the United States Copyright Office.

(d) This Agreement creates a valid security interest in all of the Collateral of each Grantor, to the extent a security interest therein can be created under the Code or the PPSA, as applicable, securing the payment of the Secured Obligations.  Except to the extent a security interest in the Collateral cannot be perfected by the filing of a financing statement under the Code or the PPSA, all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken or will have been taken upon the filing of financing statements listing each applicable Grantor, as a debtor, and the Secured Party, as a secured party, in the jurisdictions listed next to such Grantor’s name on Schedule 8 attached hereto.  Upon the making of such filings, the Secured Party shall have a first priority perfected security interest in all of the Collateral of each Grantor to the extent such security interest can be perfected by the filing of a financing statement.  All action by any Grantor necessary to protect and perfect such security interest on each item of Collateral has been duly taken.

(e) (i) Except for the Security Interest created hereby or as otherwise provided herein, such Grantor is and will at all times be the sole holder of record and the legal and beneficial owner, free and clear of all Liens other than Permitted Liens, of the Pledged Interests indicated on Schedule 5 as being owned by such Grantor and, when acquired by such Grantor, any Pledged Interests acquired after the date hereof; (ii) all of the Pledged Interests are duly authorized, validly issued, fully paid and nonassessable and the Pledged Interests constitute or will constitute the percentage of the issued and outstanding Stock of the Pledged Companies of such Grantor identified on Schedule 5 hereto; (iii) such Grantor has the right and requisite authority to pledge all Investment Related Property pledged by such Grantor to each Secured Party as provided herein; (iv) all actions necessary or desirable to perfect, establish the first priority of, or otherwise protect, the Secured Party’s Liens in the Investment Related Property pledged hereunder, and the proceeds thereof, have been duly taken, (A) upon the execution and delivery of this Agreement; (B) upon the taking of possession by the Secured Party of any certificates constituting the Pledged Interests, to the extent such Pledged Interests are represented by certificates, together with undated powers endorsed in blank by the applicable Grantor; (C) upon the filing of financing statements in the applicable jurisdiction set forth on Schedule 8 attached hereto for such Grantor with respect to the Pledged Interests of such Grantor that are not represented by certificates, and (D) with respect to any Securities Accounts, upon the delivery of Control Agreements with respect thereto; and (v) each Grantor has delivered to and deposited with the Secured Party (or, with respect to any Pledged Interests created or obtained after the date hereof, will deliver and deposit in accordance with Sections 6(a) and 8 hereof) all certificates representing the Pledged Interests owned by such Grantor to the extent such Pledged Interests are represented by certificates, and undated powers endorsed in blank with respect to such certificates. None of the Pledged Interests owned or held by such Grantor has been issued or transferred in violation of any securities registration, securities disclosure, or similar laws of any jurisdiction to which such issuance or transfer may be subject.

(f) No consent, approval, authorization, or other order or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required (i) for the grant of a Security Interest by such Grantor in and to the Collateral pursuant to this Agreement or for the execution, delivery, or performance of this Agreement by such Grantor, or (ii) for the exercise by the Secured Party of the voting or other rights provided in this Agreement with respect to Investment Related Property pledged hereunder or the remedies in respect of the Collateral pursuant to this Agreement, except (A) as may be required in connection with such disposition of Investment Related Property by laws affecting the offering and sale of securities generally and (B) for any consent that may be required for the assignment of any Intellectual Property License that expressly provides that such Intellectual Property License is not assignable (or is not assignable without the consent of the other party to such Intellectual Property License).

6. Covenants.  Each Grantor, jointly and severally, covenants and agrees with the Secured Party that from and after the date of this Agreement and until the date of termination of this Agreement in accordance with Section 24 hereof (but only to the extent the particular assets described in this Section 6 constitute Collateral hereunder):

(a) Possession of Collateral.  In the event that any Collateral, including proceeds, is evidenced by or consists of Negotiable Collateral, Investment Related Property, or Chattel Paper, and if and to the extent that perfection or priority of the Secured Party’s Security Interest is dependent on or enhanced by possession, the applicable Grantor, immediately upon the request of the Secured Party, shall execute such other documents and instruments as shall be reasonably requested by the Secured Party or, if applicable, endorse and deliver physical possession of such Negotiable Collateral, Investment Related Property, or Chattel Paper to the Secured Party, together with such undated powers endorsed in blank as shall be reasonably requested by the Secured Party.

(b) Chattel Paper.

(i) Each Grantor shall take all steps reasonably necessary to grant the Secured Party control of all Chattel Paper in accordance with the Code and the PPSA and all “transferable records” as that term is defined in Section 16 of the Uniform Electronic Purchase Act and Section 201 of the federal Electronic Signatures in Global and National Commerce Act as in effect in any relevant jurisdiction; and

(ii) If any Grantor retains possession of any Chattel Paper or instruments (which retention of possession shall be subject to the extent permitted hereby), promptly upon the request of the Secured Party, such Chattel Paper and instruments shall be marked with the following legend: “This writing and the obligations evidenced or secured hereby are subject to the Security Interest of [name of the Secured Party]”.

(c) Control Agreements.

(i) Each Grantor shall obtain an authenticated Control Agreement from each bank maintaining a Deposit Account for such Grantor; and

(ii) Upon request of the Secured Party, each Grantor shall obtain authenticated Control Agreements from each issuer of uncertificated securities, securities intermediary, or commodities intermediary issuing or holding any financial assets or commodities to or for such Grantor.

(d) Letter-of-Credit Rights.  Each Grantor that is or becomes the beneficiary of a letter of credit, such Grantor shall promptly (and in any event within 2 Business Days after becoming a beneficiary) notify the Secured Party thereof and, upon the request by the Secured Party, as soon as reasonably practicable enter into a multi-party agreement with the Secured Party and the issuing or confirming bank with respect to letter-of-credit rights assigning such letter-of-credit rights to the Secured Party and directing all payments thereunder to the Secured Party, all in form and substance reasonably satisfactory to the Secured Party.

(e) Commercial Tort Claims.  Each Grantor shall promptly (and in any event within 2 Business Days of receipt thereof) notify the Secured Party in writing upon incurring or otherwise obtaining a Commercial Tort Claim with a potential value in excess of $100,000 after the date hereof and, upon request of the Secured Party, promptly amend Schedule 1 to this Agreement to describe such after-acquired Commercial Tort Claim in a manner that reasonably identifies such Commercial Tort Claim, and hereby authorizes the filing of additional financing statements or amendments to existing financing statements describing such Commercial Tort Claims, and agrees to do such other acts or things deemed necessary or desirable by the Secured Party to give the Secured Party a first priority, perfected security interest in any such Commercial Tort Claim.

(f) Government Contracts.  If any Account or Chattel Paper arises out of a contract or contracts with the United States of America, the federal or any provincial government of Canada, or any department, agency, or instrumentality of either such government, Grantors shall promptly (and in any event within 2 Business Days of the creation thereof) notify the Secured Party thereof in writing and execute any instruments or take any steps reasonably required by the Secured Party under the Assignment of Claims Act or other applicable law to provide the Secured Party a first-priority perfected Security Interest in such contract.

(g) Intellectual Property.

(i) Upon request of the Secured Party, in order to facilitate filings with the United States Patent and Trademark Office and the United States Copyright Office or any other applicable Governmental Authority, each Grantor shall execute and deliver to the Secured Party one or more Copyright Security Agreements, Trademark Security Agreements, or Patent Security Agreements to further evidence the Secured Party’s respective Liens on such Grantor’s Copyrights, Trademarks or Patents;

(ii) Each Grantor shall have the duty to take all reasonable and necessary action to preserve and maintain all of each Grantor’s Trademarks, Patents, Copyrights, Intellectual Property Licenses, and its rights therein, including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings.  In the event that any material Intellectual Property is infringed, misappropriated or diluted by a third party, Guarantor shall (A) take such actions as Guarantor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property and (B) promptly notify the Secured Party after it learns thereof and sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution.  Any expenses incurred in connection with the foregoing shall be borne by Grantors.  Each Grantor further agrees not to abandon any Trademark, Patent, Copyright, or Intellectual Property License;

(iii) Grantors acknowledge and agree that the Secured Party shall have no duties with respect to the Trademarks, Patents, Copyrights, or Intellectual Property Licenses.  Without limiting the generality of this Section 6(g), Grantors acknowledge and agree that the Secured Party shall not be under any obligation to take any steps necessary to preserve rights in the Trademarks, Patents, Copyrights, or Intellectual Property Licenses against any other Person, but the Secured Party may do so at its option from and after the occurrence and during the continuance of an Event of Default, and all expenses incurred in connection therewith (including reasonable fees and expenses of attorneys and other professionals) shall be for the sole account of the Grantors and shall be deemed to be Secured Obligations.

(h) Investment Related Property.

(i) If any Grantor shall receive or become entitled to receive any Pledged Interests after the date hereof, it shall promptly (and in any event within 2 Business Days of receipt thereof) identify such Pledged Interests in a written notice to the Secured Party;

(ii) Each Grantor shall promptly deliver to the Secured Party a copy of each notice or other communication received by it in respect of any Pledged Interests;

(iii) No Grantor shall make or consent to any material amendment or other modification or waiver with respect to any Pledged Interests, Pledged Operating Agreement, or Pledged Partnership Agreement, or enter into any agreement or permit to exist any restriction with respect to any Pledged Interests other than as permitted herein;

(iv) Each Grantor agrees that it will cooperate with the Secured Party in obtaining all necessary approvals and making all necessary filings under federal, state, local, or foreign law in connection with the Security Interest on the Investment Related Property pledged hereunder or any sale or transfer thereof; and

(v) As to all limited liability company or partnership interests issued under any Pledged Operating Agreement or Pledged Partnership Agreement, each Grantor hereby represents, warrants and covenants that the Pledged Interests issued pursuant to such agreement (A) are not and shall not be dealt in or traded on securities exchanges or in securities markets, (B) do not and will not constitute investment company securities, and (C) are not and will not be held by such Grantor in a securities account.  In addition, none of the Pledged Operating Agreements, the Pledged Partnership Agreements, or any other agreements governing any of the Pledged Interests issued under any Pledged Operating Agreement or Pledged Partnership Agreement, provide or shall provide that such Pledged Interests are securities governed by Article 8 of the Uniform Commercial Code as in effect in any relevant jurisdiction.

(i) Transfers and Other Liens.  Grantors shall not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, except as expressly permitted by this Agreement and the other Transaction Documents, or (ii) create or permit to exist any Lien upon or with respect to any of the Collateral of any of Grantors, except for Permitted Liens.  The inclusion of Proceeds in the Collateral shall not be deemed to constitute consent by the Secured Party to any sale or other disposition of any of the Collateral except as expressly permitted in this Agreement or the other Transaction Documents. Notwithstanding anything contained in this Agreement to the contrary, Permitted Liens shall not be permitted with respect to any Pledged Interests.

(j) Other Actions as to Any and All Collateral.  Each Grantor shall promptly (and in any event within 2 Business Days of acquiring or obtaining such Collateral) notify the Secured Party in writing upon (i) acquiring or otherwise obtaining any Collateral after the date hereof consisting of Trademarks, Patents, registered Copyrights, Intellectual Property Licenses, Investment Related Property, Chattel Paper (electronic, tangible or otherwise), documents (as defined in Article 9 of the Code), promissory notes (as defined in the Code, or instruments (as defined in the Code) or (ii) any amount payable under or in connection with any of the Collateral being or becoming evidenced after the date hereof by any Chattel Paper, documents, promissory notes, or instruments and, in each such case upon the request of the Secured Party, promptly execute such other documents, or if applicable, deliver such Chattel Paper, other documents or certificates evidencing any Investment Related Property and do such other acts or things deemed reasonably necessary or desirable by the Secured Party to protect the Secured Party’s Security Interest therein.

7. Relation to Other Transaction Documents.  The provisions of this Agreement shall be read and construed with the Transaction Documents referred to below in the manner so indicated.

(a) Note. In the event of any conflict between any provision in this Agreement and a provision in the Note, such provision of the Note shall control, except to the extent the applicable provision in this Agreement is more restrictive with respect to the rights of Grantors or imposes more burdensome or additional obligations on Grantors, in which event the applicable provision in this Agreement shall control.

(b) Patent, Trademark, Copyright Security Agreements.  The provisions of the Copyright Security Agreements, Trademark Security Agreements, and Patent Security Agreements are supplemental to the provisions of this Agreement, and nothing contained in the Copyright Security Agreements, Trademark Security Agreements or the Patent Security Agreements shall limit any of the rights or remedies of the Secured Party hereunder.

8. Further Assurances.

(a) Each Grantor agrees that from time to time, at its own expense, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that the Secured Party may reasonably request, in order to perfect and protect the Security Interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral.

(b) Each Grantor authorizes the filing by the Secured Party of financing or continuation statements, or amendments thereto, and such Grantor will execute and deliver to the Secured Party such other instruments or notices, as may be necessary or as the Secured Party may reasonably request, in order to perfect and preserve the Security Interest granted or purported to be granted hereby.

(c) Each Grantor authorizes the Secured Party at any time and from time to time to file, transmit, or communicate, as applicable, financing statements and amendments (i) describing the Collateral as “all personal property of debtor” or “all assets of debtor” or words of similar effect, (ii) describing the Collateral as being of equal or lesser scope or with greater detail, or (iii) that contain any information required by part 5 of Article 9 of the Code for the sufficiency or filing office acceptance.

(d) Each Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement filed in connection with this Agreement without the prior written consent of the Secured Party affected thereby, subject to such Grantor’s rights under Section 9-509(d)(2) of the Code.

(e)           Parent agrees that, within 60 days after the date hereof, Parent shall take all actions as may be necessary or appropriate in order to extend its business registration in British Columbia, Canada and provide the Secured Party with satisfactory written evidence of such extension.

9. Secured Party’s Right to Perform Contracts, Exercise Rights, etc.  Upon the occurrence and during the continuance of an Event of Default, the Secured Party (a) may proceed to perform any and all of the obligations of any Grantor contained in any contract, lease, or other agreement and exercise any and all rights of any Grantor therein contained as fully as such Grantor itself could, (b) shall have the right to use any Grantor’s rights under Intellectual Property Licenses in connection with the enforcement of the Secured Party’s rights hereunder, including the right to prepare for sale and sell any and all Inventory and Equipment now or hereafter owned by any Grantor and now or hereafter covered by such licenses, and (c) shall have the right to request that any Stock that is pledged hereunder be registered in the name of the Secured Party or any of its nominees.

10. Secured Party Appointed Attorney-in-Fact.  Each Grantor, on behalf of itself and each New Subsidiary of such Grantor, hereby irrevocably appoints the Secured Party as the attorney-in-fact of such Grantor and each such New Subsidiary for the sole purpose of carrying out the terms of, and to accomplish the purposes of, this Agreement.  In the event any Grantor or New Subsidiary fails to execute or deliver in a timely manner any Transaction Document which such Grantor or New Subsidiary now or at any time hereafter is required to execute or deliver pursuant to the terms of any Transaction Document, the Secured Party shall have full authority in the place and stead of such Grantor or New Subsidiary, and in the name of such Grantor, such New Subsidiary or otherwise, to execute and deliver each such Transaction Document.  Without limitation of the foregoing, the Secured Party shall have full authority in the place and stead of each Grantor and each New Subsidiary, and in the name of any such Grantor, any such New Subsidiary or otherwise, at such time as an Event of Default has occurred and is continuing, to take any action and to execute any instrument which the Secured Party may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including:

(a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with any Collateral of such Grantor or New Subsidiary;

(b) to receive and open all mail addressed to such Grantor or New Subsidiary and to notify postal authorities to change the address for the delivery of mail to such Grantor or New Subsidiary to that of the Secured Party;

(c) to receive, indorse, and collect any drafts or other instruments, documents, Negotiable Collateral or Chattel Paper;

(d) to file any claims or take any action or institute any proceedings which the Secured Party may deem reasonably necessary or desirable for the collection of any of the Collateral of such Grantor or New Subsidiary or otherwise to enforce the rights of the Secured Party with respect to any of the Collateral;

(e) to repair, alter, or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any Person obligated to such Grantor or New Subsidiary in respect of any Account of such Grantor or New Subsidiary;

(f) to use any labels, Patents, Trademarks, trade names, URLs, domain names, industrial designs, Copyrights, advertising matter or other industrial or intellectual property rights, in advertising for sale and selling Inventory and other Collateral and to collect any amounts due under Accounts, contracts or Negotiable Collateral of such Grantor or New Subsidiary; and

(g) the Secured Party shall have the right, but shall not be obligated, to bring suit in its own name to enforce the Trademarks, Patents, Copyrights and Intellectual Property Licenses and, if the Secured Party shall commence any such suit, the appropriate Grantor or New Subsidiary shall, at the request of the Secured Party, do any and all lawful acts and execute any and all proper documents reasonably required by the Secured Party in aid of such enforcement.

To the extent permitted by law, each Grantor hereby ratifies, for itself and each of its New Subsidiaries, all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof.  This power of attorney is coupled with an interest and shall be irrevocable until this Agreement is terminated.

11. Secured Party May Perform.  If any Grantor fails to perform any agreement contained herein, the Secured Party may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Secured Party incurred in connection therewith shall be payable, jointly and severally, by Grantors.

12. Secured Party’s Duties; Bailee for Perfection.  The powers conferred on the Secured Party hereunder are solely to protect the Secured Party’s interests in the Collateral and shall not impose any duty upon the Secured Party in favor of any Grantor to exercise any such powers.  Except for the safe custody of any Collateral in its actual possession and the accounting for moneys actually received by it hereunder, the Secured Party shall not have any duty to any Grantor as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.  The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its actual possession if such Collateral is accorded treatment substantially equal to that which the Secured Party accords its own property. Without limiting the generality of the foregoing, the Secured Party and Grantors hereby agree that when the Secured Party is in possession of any Collateral at such time as the Secured Obligations owing to the Secured Party have been paid in full the Secured Party may re-deliver such Collateral to the applicable Grantor.

13. Collection of Accounts, General Intangibles and Negotiable Collateral.  At any time upon the occurrence and during the continuation of an Event of Default, the Secured Party may (a) notify Account Debtors of any Grantor that the Accounts, General Intangibles, Chattel Paper or Negotiable Collateral have been assigned to the Secured Party or that the Secured Party has a security interest therein, and (b) collect the Accounts, General Intangibles and Negotiable Collateral directly, and any collection costs and expenses shall constitute part of the Secured Obligations.

14. Disposition of Pledged Interests by Secured Party.  None of the Pledged Interests existing as of the date of this Agreement are, and none of the Pledged Interests hereafter acquired on the date of acquisition thereof will be, registered or qualified under the various federal, state or other securities laws of the United States or any other jurisdiction, and disposition thereof after an Event of Default may be restricted to one or more private (instead of public) sales in view of the lack of such registration.  Each Grantor understands that in connection with such disposition, the Secured Party may approach only a restricted number of potential purchasers and further understands that a sale under such circumstances may yield a lower price for the Pledged Interests than if the Pledged Interests were registered and qualified pursuant to federal, state and other securities laws and sold on the open market.  Each Grantor, therefore, agrees that:  (a) if the Secured Party  shall, pursuant to the terms of this Agreement, sell or cause the Pledged Interests or any portion thereof to be sold at a private sale, the Secured Party shall have the right to rely upon the advice and opinion of any nationally recognized brokerage or investment firm (but shall not be obligated to seek such advice and the failure to do so shall not be considered in determining the commercial reasonableness of such action) as to the best manner in which to offer the Pledged Interest or any portion thereof for sale and as to the best price reasonably obtainable at the private sale thereof; and (b) such reliance shall be conclusive evidence that the Secured Party has handled the disposition in a commercially reasonable manner.

15. Voting Rights.

(a)           Upon the occurrence and during the continuation of an Event of Default, (i) the Secured Party may, at its option, and with 2 Business Days prior notice to any Grantor, and in addition to all rights and remedies available the Secured Party under any other agreement, at law, in equity, or otherwise, exercise all voting rights, and all other ownership or consensual rights in respect of the Pledged Interests owned by such Grantor, but under no circumstances is the Secured Party obligated by the terms of this Agreement to exercise such rights, and (ii) if the Secured Party duly exercises its right to vote any of such Pledged Interests, each Grantor hereby appoints the Secured Party as such Grantor’s true and lawful attorney-in-fact and IRREVOCABLE PROXY to vote such Pledged Interests in any manner that the Secured Party deems advisable for or against all matters submitted or which may be submitted to a vote of shareholders, partners or members, as the case may be.  The power-of-attorney granted hereby is coupled with an interest and shall be irrevocable.

(b) For so long as any Grantor shall have the right to vote the Pledged Interests owned by it, such Grantor covenants and agrees that it will not, without the prior written consent of the Secured Party, vote or take any consensual action with respect to such Pledged Interests which would materially adversely affect the rights of the Secured Party exercising the voting rights owned by such Grantor or the value of the Pledged Interests.

16. Remedies.  Upon the occurrence and during the continuance of an Event of Default:

(a) The Secured Party may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein, in the other Transaction Documents, or otherwise available to it, all the rights and remedies of a secured party on default under the Code, the PPSA or any other applicable law.  Without limiting the generality of the foregoing, each Grantor expressly agrees that, in any such event, the Secured Party without any demand, advertisement, or notice of any kind (except a notice specified below of time and place of public or private sale) to or upon any Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code or by any other applicable law), may take immediate possession of all or any portion of the Collateral and (i) require Grantors to, and each Grantor hereby agrees that it will at its own expense and upon request of the Secured Party forthwith, assemble all or part of the Collateral as directed by the Secured Party and make it available to the Secured Party at one or more locations where such Grantor regularly maintains Inventory, and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Secured Party’s offices or elsewhere, for cash, on credit, and upon such other terms as the Secured Party may deem commercially reasonable.  Each Grantor agrees that, to the extent notice of sale shall be required by law, at least 10 days notice to any Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification and specifically such notice shall constitute a reasonable “authenticated notification of disposition” within the meaning of Section 9-611 of the Code.  The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given.  The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b) The Secured Party may seek the appointment of a receiver, receiver-manager or keeper (a “Receiver”) under the laws of Canada or any Province thereof to take possession of all or any portion of the Collateral or to operate same and, to the maximum extent permitted by law, may seek the appointment of such a Receiver without the requirement of prior notice or a hearing.  Any such Receiver shall, so far as concerns responsibility for his/her acts, be deemed agent of  the applicable Grantor and not the Secured Party, and the Secured Party shall not be in any way responsible for any misconduct, negligence or non-feasance on the part of any such Receiver, his/her servants or employees.  Subject to the provisions of the instrument appointing him/her, any such Receiver shall have power to take possession of Collateral, to preserve Collateral or its value, to carry on or concur in carrying on all or any part of the business of the applicable Grantor, and to sell, lease, license or otherwise dispose of or concur in selling, leasing, licensing or otherwise disposing of Collateral.  To facilitate the foregoing powers, any such Receiver may, to the exclusion of all others, including Grantors, enter upon, use and occupy all premises owned or occupied by Grantors wherein Collateral may be situated, maintain Collateral upon such premises, borrow money on a secured or unsecured basis, and use Collateral directly in carrying on Grantors’ business or as security for loans or advances to enable the Receiver to carry on Grantors’ business or otherwise, as such Receiver shall, in its discretion, determine.  Except as may be otherwise directed by the Secured Party, all money received from time to time by such Receiver in carrying out his/her appointment shall be received in trust for and paid over the Secured Party.  Every such Receiver may, in the discretion of the Secured Party, be vested with all or any of the rights and powers of the Secured Party.  The Secured Party may, either directly or through its nominees, exercise any or all powers and rights given to a Receiver by virtue of the foregoing provisions of this paragraph.

(c) The Secured Party is hereby granted a license or other right to use, without liability for royalties or any other charge, each Grantor’s labels, Patents, Copyrights, rights of use of any name, trade secrets, trade names, Trademarks, service marks and advertising matter, URLs, domain names, industrial designs, other industrial or intellectual property or any property of a similar nature, whether owned by any Grantor or with respect to which any Grantor has rights under license, sublicense, or other agreements (but only to the extent (i) such license, sublicense or agreement does not prohibit such use by the Secured Party and (ii) such Grantor will not be in default under such license, sublicense, or other agreement as a result of such use by the Secured Party), as it pertains to the Collateral, in preparing for sale, advertising for sale and selling any Collateral, and each Grantor’s rights under all licenses and all franchise agreements shall inure to the benefit of the Secured Party.

(d) Any cash held by the Secured Party as Collateral and all proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied against the Secured Obligations in the order set forth in Section 17 hereof.   In the event the proceeds of Collateral are insufficient to satisfy all of the Secured Obligations in full, each Grantor shall remain jointly and severally liable for any such deficiency.

(e) Each Grantor hereby acknowledges that the Secured Obligations arose out of a commercial transaction, and agrees that if an Event of Default shall occur and be continuing the Secured Party shall have the right to an immediate writ of possession without notice of a hearing.  Without limitation of Section 16(b) hereof, the Secured Party shall have the right to the appointment of a receiver for the properties and assets of each Grantor, and each Grantor hereby consents to such rights and such appointment and hereby waives any objection such Grantor may have thereto or the right to have a bond or other security posted by the Secured Party

17. Application of Proceeds of Collateral.  All proceeds of Collateral received by the Secured Party shall be applied as follows:

(a)           first, ratably to pay any expenses due to the Secured Party (including, without limitation, the reasonable costs and expenses paid or incurred by the Secured Party to correct any default under or enforce any provision of the Transaction Documents, or after the occurrence of any Event of Default in gaining possession of, maintaining, handling, preserving, storing, shipping, selling, preparing for sale, or advertising to sell the Collateral, or any portion thereof, irrespective of whether a sale is consummated) or indemnities then due to the Secured Party under the Transaction Documents, until paid in full;

(b)           second, ratably to pay any fees or premiums then due to the Secured Party under the Transaction Documents, until paid in full;

(c)           third, ratably to pay interest due in respect of the Secured Obligations then due to the Secured Party, until paid in full;

(d)           fourth, ratably to pay the principal amount of all Secured Obligations then due to the Secured Party, until paid in full;

(e)           fifth, ratably to pay any other Secured Obligations then due to the Secured Party; and

(f)           sixth, to Grantors or such other Person entitled thereto under applicable law.

18. Remedies Cumulative.  Each right, power, and remedy of the Secured Party as provided for in this Agreement or in any Transaction Document or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Agreement or in the Transaction Documents or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by the Secured Party, of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by the Secured Party of any or all such other rights, powers, or remedies.

19. Marshaling. The Secured Party shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising.  To the extent that it lawfully may, each Grantor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of the Secured Party’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefits of all such laws.

20. Acknowledgment.

(a)           The Secured Party hereby agrees and acknowledges that it is and shall remain solely responsible for the attachment, perfection and priority of all Liens created by this Agreement or any other Security Document in favor of the Secured Party. The Secured Party (which term, as used in this sentence, shall include reference to each Secured Party’s officers, directors, employees, attorneys, agents and affiliates and to the officers, directors, employees, attorneys and agents of the Secured Party’s affiliates) shall not: (i) have any duties or responsibilities except those expressly set forth in this Agreement and the other Security Documents or (ii) be required to take, initiate or conduct any enforcement action (including any litigation, foreclosure or collection proceedings hereunder or under any of the other Security Documents). The Secured Party does not assume any responsibility for any failure or delay in performance or breach by any Grantor of its obligations under this Agreement or any other Transaction Document.

(b)           The Secured Party hereby acknowledges and represents that it has, independently, and based upon such documents, information and analyses as it has deemed appropriate, made its own credit analysis of each Grantor and its own decision to enter into the Transaction Documents and to make the loan under the Note, and that it has made such inquiries concerning the Transaction Documents, the Collateral and each Grantor as the Secured Party feels necessary and appropriate. The Secured Party also hereby acknowledges that it will, independently and based upon such financial statements, documents and information as it deems appropriate at the time, continue to make and rely upon its own credit decisions in taking or refraining to take any other action under this Agreement or the Transaction Documents. Indemnity and Expenses.

(a) Each Grantor agrees to indemnify the Secured Party from and against all claims, lawsuits and liabilities (including reasonable attorneys’ fees) arising out of or resulting from a breach of this Agreement (including enforcement of this Agreement) or any other Transaction Document, except claims, losses or liabilities resulting from the gross negligence or willful misconduct of the party seeking indemnification as determined by a final non-appealable order of a court of competent jurisdiction.  This provision shall survive the termination of this Agreement and the Transaction Documents and the repayment of the Secured Obligations.

(b) Grantors, jointly and severally, shall, upon demand, pay to the Secured Party all of the costs and expenses which the Secured Party may incur in connection with (i) the custody, preservation, use or operation of, or, upon an Event of Default, the sale of, collection from, or other realization upon, any of the Collateral in accordance with this Agreement and the Transaction Documents, or (ii) the exercise or enforcement of any of the rights of the Secured Party hereunder or (iii) the failure by any Grantor to perform or observe any of the provisions hereof.

21. Merger, Amendments; Etc.  THIS AGREEMENT, TOGETHER WITH THE OTHER TRANSACTION DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.  No waiver of any provision of this Agreement, and no consent to any departure by any of Grantors herefrom, shall in any event be effective unless the same shall be in writing and signed by the Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.  No amendment of any provision of this Agreement shall be effective unless the same shall be in writing and signed by the Secured Party and each Grantor to which such amendment applies.

22. Addresses for Notices.  All notices and other communications provided for hereunder (a) shall be given in the form and manner set forth in the Note and (b) shall be delivered, (i) in the case of notice to any Grantor, by delivery of such notice to Parent at Parent’s address specified in the Note or at such other address as shall be designated by Parent in a written notice to the Secured Party in accordance with the provisions thereof, and (ii) in the case of notice to the Secured Party, by delivery of such notice to the Secured Party at its address specified in the Note or at such other address as shall be designated by the Secured Party in a written notice to Parent in accordance with the provisions thereof.

23. Continuing Security Interest; Assignments under Transaction Documents.  This Agreement shall create a continuing security interest in the Collateral in favor of the Secured Party and shall (a) remain in full force and effect until the Secured Obligations have been paid in full in cash in accordance with the provisions of the Transaction Documents, (b) be binding upon each of Grantors, and their respective successors and assigns, and (c) inure to the benefit of, and be enforceable by, the Secured Party and their respective successors, transferees and assigns.  Without limiting the generality of the foregoing clause (c), the Secured Party may, in accordance with the provisions of the Transaction Documents, assign or otherwise transfer all or any portion of its rights and obligations under the Transaction Documents to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to the Secured Party herein or otherwise.  Upon payment in full in cash of the Secured Obligations in accordance with the provisions of the Transaction Documents, the Security Interest granted hereby shall terminate and all rights to the Collateral shall revert to Grantors or any other Person entitled thereto.  At such time, the Secured Party will authorize the filing of appropriate termination statements to terminate such Security Interest.  No transfer or renewal, extension, assignment, or termination of this Agreement or any other Transaction Document, or any other instrument or document executed and delivered by any Grantor to the Secured Party nor any additional loans made by the Secured Party to any Grantor, nor the taking of further security, nor the retaking or re-delivery of the Collateral to Grantors, or any of them, by the Secured Party, nor any other act of the Secured Party, or any of them, shall release any of Grantors from any obligation, except a release or discharge executed in writing by the Secured Party.  The Secured Party shall not by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder, unless such waiver is in writing and signed by the Secured Party and then only to the extent therein set forth.  A waiver by the Secured Party of any right or remedy on any occasion shall not be construed as a bar to the exercise of any such right or remedy which the Secured Party would otherwise have had on any other occasion.

24. Governing Law; Jurisdiction; Service of Process; Jury Trial.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Illinois. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of Chicago, Illinois for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper; provided, however, that any suit seeking enforcement against any Collateral or other property may be brought, at the Secured Party’s option, in the courts of any jurisdiction where the Secured Party elects to bring such action or where such Collateral or other property may be found.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Without limitation of the foregoing, each Grantor other than Parent hereby irrevocably appoints Parent as such Grantor’s agent for purposes of receiving and accepting any service of process hereunder or under any of the other Security Documents.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

25. Miscellaneous.

(a) This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.  Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement.  Any party delivering an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.  The foregoing shall apply to each other Security Document mutatis mutandis.

(b) Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

(c) Headings used in this Agreement are for convenience only and shall not be used in connection with the interpretation of any provision hereof.

(d) The pronouns used herein shall include, when appropriate, either gender and both singular and plural, and the grammatical construction of sentences shall conform thereto.

(e) Unless the context of this Agreement or any other Transaction Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and  “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.”  The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement or any other Transaction Document refer to this Agreement or such other Transaction Document, as the case may be, as a whole and not to any particular provision of this Agreement or such other Transaction Document, as the case may be.  Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified.  Any reference in this Agreement or in any other Transaction Document to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein).  Any reference herein or in any other Transaction Document to the satisfaction or repayment in full of the Secured Obligations shall mean the repayment in full in cash of all Secured Obligations other than unasserted contingent indemnification Secured Obligations.  Any reference herein to any Person shall be construed to include such Person’s successors and assigns.  Any requirement of a writing contained herein or in any other Transaction Document shall be satisfied by the transmission of a Record and any Record so transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.

[signature pages follow]

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Agreement by and through their duly authorized officers, as of the day and year first above written.

GRANTORS:	WORKSTREAM INC., a corporation existing pursuant to the Canada Business Corporations Act By: Name: Title:
6FIGUREJOBS.COM, INC., a Delaware corporation By: Name: Title:
WORKSTREAM USA, INC., a Delaware corporation By: Name: Title:
PAULA ALLEN HOLDINGS, INC., a Florida corporation By: Name: Title:
THE OMNI PARTNERS, INC., a Florida corporation By: Name: Title:
WORKSTREAM MERGER SUB INC., a Delaware corporation By: Name: Title:

SECURED PARTY:	CCM MASTER QUALIFIED FUND, LTD. By: Name: Title:

EXHIBIT A

COPYRIGHT SECURITY AGREEMENT

This COPYRIGHT SECURITY AGREEMENT (this “Copyright Security Agreement”) is made this __ day of _______, 200__, by the Grantors listed on the signature pages hereof (collectively, jointly and severally, “Grantors” and each individually “Grantor”), in favor of the Secured Party under and as defined in the below-described Security Agreement.

W I T N E S S E T H:

WHEREAS, pursuant to that certain Senior Secured Note, dated as of August ___, 2010 (as amended, restated, supplemented, or otherwise modified from time to time, including all schedules thereto, collectively, the “Note”), executed by WORKSTREAM INC., a corporation existing pursuant to the Canada Business Corporations Act (“Parent”), in favor of the Secured Party, Parent has agreed to issue the Note to the Secured Party according to the terms and conditions set forth in the Note;

WHEREAS, in order to induce the Secured Party to make the loan under the Note, Grantors have executed and delivered to the Secured Party that certain Security Agreement of even date herewith (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”); and

WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to the Secured Party this Copyright Security Agreement.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantors hereby agree as follows:

1. DEFINED TERMS.  All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement or the Note.

2. GRANT OF SECURITY INTEREST IN COPYRIGHT COLLATERAL.  Each Grantor hereby grants to the Secured Party a continuing first priority security interest in all of such Grantor’s right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the “Copyright Collateral”):

(a) all of each Grantor’s Copyrights and Copyright Intellectual Property Licenses to which it is a party including those referred to on Schedule I hereto;

(b) all reissues, continuations or extensions of the foregoing; and

(c) all products and proceeds of the foregoing, including any claim by such Grantor against third parties for past, present or future infringement or dilution of any Copyright or any Copyright licensed under any Intellectual Property License.

3. SECURITY FOR OBLIGATIONS.  This Copyright Security Agreement and the Security Interest created hereby secures the payment and performance of all the Secured Obligations, whether now existing or arising hereafter.  Without limiting the generality of the foregoing, this Copyright Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to the Secured Party whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

4. SECURITY AGREEMENT.  The security interest granted pursuant to this Copyright Security Agreement are granted in conjunction with the security interest granted to the Secured Party pursuant to the Security Agreement.  Each Grantor hereby acknowledges and affirms that the rights and remedies of the Secured Party with respect to its security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

5. AUTHORIZATION TO SUPPLEMENT.  To the extent required under the Security Agreement, Grantors shall give the Secured Party prompt notice in writing of any additional copyright registrations or applications therefor after the date hereof.  Grantors hereby authorize the Secured Party unilaterally to modify this Agreement by amending Schedule I to include any material future registered copyrights or applications therefor of Grantors.  Notwithstanding the foregoing, no failure to so modify this Copyright Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from the Secured Party’s continuing security interest in all Collateral, whether or not listed on Schedule I.

6. COUNTERPARTS.  This Copyright Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.  In proving this Copyright Security Agreement or any other Transaction Document in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought.  Any signatures delivered by a party by facsimile transmission or by e-mail transmission shall be deemed an original signature hereto.

7. CONSTRUCTION.  Unless the context of this Copyright Security Agreement or any other Transaction Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and  “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.”  The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Copyright Security Agreement or any other Transaction Document refer to this Copyright Security Agreement or such other Transaction Document, as the case may be, as a whole and not to any particular provision of this Copyright Security Agreement or such other Transaction Document, as the case may be.  Section, subsection, clause, schedule, and exhibit references herein are to this Copyright Security Agreement unless otherwise specified.  Any reference in this Copyright Security Agreement or in any other Transaction Document to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein).  Any reference herein or in any other Transaction Document to the satisfaction or repayment in full of the Secured Obligations shall mean the repayment in full in cash of all Secured Obligations other than unasserted contingent indemnification Secured Obligations.  Any reference herein to any Person shall be construed to include such Person’s successors and assigns.  Any requirement of a writing contained herein or in any other Transaction Document shall be satisfied by the transmission of a Record and any Record so transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.

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IN WITNESS WHEREOF, each Grantor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

GRANTORS:	WORKSTREAM INC., a corporation existing pursuant to the Canada Business Corporations Act By: Name: Title:
6FIGUREJOBS.COM, INC., a Delaware corporation By: Name: Title:
WORKSTREAM USA, INC., a Delaware corporation By: Name: Title:
PAULA ALLEN HOLDINGS, INC., a Florida corporation By: Name: Title:
THE OMNI PARTNERS, INC., a Florida corporation By: Name: Title:
WORKSTREAM MERGER SUB INC., a Delaware corporation By: Name: Title:

COPYRIGHT SECURITY AGREEMENT

EXHIBIT B

PATENT SECURITY AGREEMENT

This PATENT SECURITY AGREEMENT (this “Patent Security Agreement”) is made this ___ day of _________, 200__, by the Grantors listed on the signature pages hereof (collectively, jointly and severally, “Grantors” and each individually “Grantor”), in favor of the Secured Party under and as defined in the below-described Security Agreement.

W I T N E S S E T H:

WHEREAS, pursuant to that certain Senior Secured Note, dated as of August ___, 2010 (as amended, restated, supplemented, or otherwise modified from time to time, including all schedules thereto, collectively, the “Note”), executed by WORKSTREAM INC., a corporation existing pursuant to the Canada Business Corporations Act (“Parent”), in favor of the Secured Party, Parent has agreed to issue the Note to the Secured Party according to the terms and conditions set forth in the Note;

WHEREAS, in order to induce the Secured Party to make the loan under the Note, Grantors have executed and delivered to the Secured Party that certain Security Agreement of even date herewith (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”); and

WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to the Secured Party this Patent Security Agreement.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantors hereby agree as follows:

1. DEFINED TERMS.  All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement or the Note.

2. GRANT OF SECURITY INTEREST IN PATENT COLLATERAL.  Each Grantor hereby grants to the Secured Party a continuing first priority security interest in all of such Grantor’s right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the “Patent Collateral”):

(a) all of its Patents and Patent Intellectual Property Licenses to which it is a party including those referred to on Schedule I hereto;

(b) all reissues, continuations or extensions of the foregoing; and

(c) all products and proceeds of the foregoing, including any claim by such Grantor against third parties for past, present or future infringement or dilution of any Patent or any Patent licensed under any Intellectual Property License.

3. SECURITY FOR OBLIGATIONS.  This Patent Security Agreement and the Security Interest created hereby secures the payment and performance of all the Secured Obligations, whether now existing or arising hereafter.  Without limiting the generality of the foregoing, this Patent Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to the Secured Party whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

4. SECURITY AGREEMENT.  The security interest granted pursuant to this Patent Security Agreement are granted in conjunction with the security interest granted to the Secured  Party pursuant to the Security Agreement.  Each Grantor hereby acknowledges and affirms that the rights and remedies of the Secured Party with respect to its security interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

5. AUTHORIZATION TO SUPPLEMENT.  If any Grantor shall obtain rights to any new patentable inventions or become entitled to the benefit of any patent application or patent for any reissue, division, or continuation, of any patent, the provisions of this Patent Security Agreement shall automatically apply thereto. To the extent required under the Security Agreement, Grantors shall give prompt notice in writing to the Secured Party with respect to any such new patent rights.  Without limiting each Grantor’s obligations under this Section 5, Grantors hereby authorize the Secured Party unilaterally to modify this Agreement by amending Schedule I to include any such new patent rights of Grantors.  Notwithstanding the foregoing, no failure to so modify this Patent Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from the Secured Party’s continuing security interest in all Collateral, whether or not listed on Schedule I.

6. COUNTERPARTS.  This Patent Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.  In proving this Patent Security Agreement or any other Transaction Document in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought.  Any signatures delivered by a party by facsimile transmission or by e-mail transmission shall be deemed an original signature hereto.

7. CONSTRUCTION.  Unless the context of this Patent Security Agreement or any other Transaction Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and  “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.”  The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Patent Security Agreement or any other Transaction Document refer to this Patent Security Agreement or such other Transaction Document, as the case may be, as a whole and not to any particular provision of this Patent Security Agreement or such other Transaction Document, as the case may be.  Section, subsection, clause, schedule, and exhibit references herein are to this Patent Security Agreement unless otherwise specified.  Any reference in this Patent Security Agreement or in any other Transaction Document to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein).  Any reference herein or in any other Transaction Document to the satisfaction or repayment in full of the Secured Obligations shall mean the repayment in full in cash of all Secured Obligations other than unasserted contingent indemnification Secured Obligations.  Any reference herein to any Person shall be construed to include such Person’s successors and assigns.  Any requirement of a writing contained herein or in any other Transaction Document shall be satisfied by the transmission of a Record and any Record so transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.

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IN WITNESS WHEREOF, each Grantor has caused this Patent Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

GRANTORS:	WORKSTREAM INC., a corporation existing pursuant to the Canada Business Corporations Act By: Name: Title:
6FIGUREJOBS.COM, INC., a Delaware corporation By: Name: Title:
WORKSTREAM USA, INC., a Delaware corporation By: Name: Title:
PAULA ALLEN HOLDINGS, INC., a Florida corporation By: Name: Title:
THE OMNI PARTNERS, INC., a Florida corporation By: Name: Title:
WORKSTREAM MERGER SUB INC., a Delaware corporation By: Name: Title:

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EXHIBIT C

TRADEMARK SECURITY AGREEMENT

This TRADEMARK SECURITY AGREEMENT (this “Trademark Security Agreement”) is made this ___ day of _________, 200__, by the Grantors listed on the signature pages hereof (collectively, jointly and severally, “Grantors” and each individually “Grantor”), in favor of the Secured Party under and as defined in the below-described Security Agreement.

W I T N E S S E T H:

WHEREAS, pursuant to that certain Senior Secured Note, dated as of August ___, 2010 (as amended, restated, supplemented, or otherwise modified from time to time, including all schedules thereto, collectively, the “Note”), executed by WORKSTREAM INC., a corporation existing pursuant to the Canada Business Corporations Act (“Parent”), in favor of the Secured Party, Parent has agreed to issue the Note to the Secured Party according to the terms and conditions set forth in the Note;

WHEREAS, in order to induce the Secured Party to make the loan under the Note, Grantors have executed and delivered to the Secured Party that certain Security Agreement of even date herewith (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”); and

WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to the Secured Party this Trademark Security Agreement.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantors hereby agree as follows:

1. DEFINED TERMS.  All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement or the Note.

2. GRANT OF SECURITY INTEREST IN TRADEMARK COLLATERAL.  Each Grantor hereby grants to the Secured Party a continuing first priority security interest in all of such Grantor’s right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the “Trademark Collateral”):

(a) all of its Trademarks and Trademark Intellectual Property Licenses to which it is a party including those referred to on Schedule I hereto;

(b) all goodwill, trade secrets, proprietary or confidential information, technical information, procedures, formulae, quality control standards, designs, operating and training manuals, customer lists, and other General Intangibles with respect to the foregoing;

(c) all reissues, continuations or extensions of the foregoing;

(d) all goodwill of the business connected with the use of, and symbolized by, each Trademark and each Trademark Intellectual Property License; and

(e) all products and proceeds of the foregoing, including any claim by such Grantor against third parties for past, present or future (i) infringement or dilution of any Trademark or any

Trademark licensed under any Intellectual Property License or (ii) injury to the goodwill associated with any Trademark or any Trademark licensed under any Intellectual Property License.

3. SECURITY FOR OBLIGATIONS.  This Trademark Security Agreement and the Security Interest created hereby secures the payment and performance of all the Secured Obligations, whether now existing or arising hereafter.  Without limiting the generality of the foregoing, this Trademark Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to the Secured Party whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

4. SECURITY AGREEMENT.  The security interest granted pursuant to this Trademark Security Agreement are granted in conjunction with the security interest granted to the Secured Party pursuant to the Security Agreement.  Each Grantor hereby acknowledges and affirms that the rights and remedies of the Secured Party with respect to its security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

5. AUTHORIZATION TO SUPPLEMENT.  If any Grantor shall obtain rights to any new trademarks, the provisions of this Trademark Security Agreement shall automatically apply thereto. To the extent required under the Security Agreement, Grantors shall give prompt notice in writing to the Secured Party with respect to any such new trademarks or renewal or extension of any trademark registration.   Without limiting each Grantor’s obligations under this Section 5, Grantors hereby authorize the Secured Party unilaterally to modify this Agreement by amending Schedule I to include any such new trademark rights of Grantors.  Notwithstanding the foregoing, no failure to so modify this Trademark Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from the Secured Party’s continuing security interest in all Collateral, whether or not listed on Schedule I.

6. COUNTERPARTS.  This Trademark Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.  In proving this Trademark Security Agreement or any other Transaction Document in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought.  Any signatures delivered by a party by facsimile transmission or by e-mail transmission shall be deemed an original signature hereto.

7. CONSTRUCTION.  Unless the context of this Trademark Security Agreement or any other Transaction Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and  “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.”  The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Trademark Security Agreement or any other Transaction Document refer to this Trademark Security Agreement or such other Transaction Document, as the case may be, as a whole and not to any particular provision of this Trademark Security Agreement or such other Transaction Document, as the case may be.  Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified.  Any reference in this Trademark Security Agreement or in any other Transaction Document to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein).  Any reference herein or in any other Transaction Document to the satisfaction or repayment in full of the Secured Obligations shall mean the repayment in full in cash of all Secured Obligations other than

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unasserted contingent indemnification Secured Obligations.  Any reference herein to any Person shall be construed to include such Person’s successors and assigns.  Any requirement of a writing contained herein or in any other Transaction Document shall be satisfied by the transmission of a Record and any Record so transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.

[signature pages follow]

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IN WITNESS WHEREOF, each Grantor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

GRANTORS:	WORKSTREAM INC., a corporation existing pursuant to the Canada Business Corporations Act By: Name: Title:
6FIGUREJOBS.COM, INC., a Delaware corporation By: Name: Title:
WORKSTREAM USA, INC., a Delaware corporation By: Name: Title:
PAULA ALLEN HOLDINGS, INC., a Florida corporation By: Name: Title:
THE OMNI PARTNERS, INC., a Florida corporation By: Name: Title:
WORKSTREAM MERGER SUB INC., a Delaware corporation By: Name: Title: